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                                                                  EXHIBIT 10.8.3




                    STOCK OPTION AGREEMENT FOR KEY EMPLOYEES

                         UNDER SEROLOGICALS CORPORATION

             SECOND AMENDED AND RESTATED 1994 OMNIBUS INCENTIVE PLAN

                  Agreement, made as of the _____________________, between Serologicals Corporation (the "Company"), a Delaware corporation, and _________ ("Optionee"), employed at 780 Park North Blvd., Suite 110, Clarkston, GA 30021.

                  The Company has duly adopted the Second Amended and Restated 1994 Omnibus Incentive Plan (the "Plan"), the terms of which are hereby incorporated by reference. In the case of any conflict between the provisions hereof and those of the Plan, the provisions of the Plan shall be controlling. A copy of the Plan is available upon request by the Optionee from the Secretary of the Company.

                  In accordance with its authority under Section 3 of the Plan, a committee of the Board of Directors of the Company which administers the Plan (the "Committee") has adopted a resolution granting the Optionee a stock option (the "Option") under the Plan to purchase shares of the Company's Common Stock, $.01 par value per share ("Shares"), for the price and on the terms and conditions set forth in this Agreement and in the Plan.

                  The Company makes no representations or warranties as to the income, estate or other tax consequences to the Optionee of the grant or exercise of the Option or the sale or other disposition of the Shares acquired pursuant to the exercise thereof.

                  1. (a) The price at which the Optionee shall have the right to purchase Shares under this Agreement is set forth on Schedule A hereto and is subject to adjustment as provided in Paragraph 6.

                     (b) Unless the Option is previously terminated pursuant to the Plan or this Agreement, the Option shall be exercisable during the period or periods specified on Schedule A. In no event shall any Shares be purchasable under this Agreement after the respective expiration date or dates specified on Schedule A ("Expiration Date").

                     (c) Unless otherwise specified on Schedule A, the unexercised portion of the Option will terminate:

                         (1) three (3) months after the date on which the
                             Optionee's voluntarily terminates his or her employment;

                         (2) one (1) year after the date on which the Optionee
                             voluntarily terminates his employment due to elimination

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                             of position, retirement, death, disability, or
                             change in control in which the Company is not the surviving Company; or

                         (3) immediately following the termination of the
                             Optionee's employment for cause.

                     (d) Vesting of all Options terminates effective with the employee's voluntary termination or upon termination for cause.

                  2. Nothing contained herein shall be construed to confer on the Optionee any right to continue as an employee of the Company or any subsidiary of the Company or to derogate from any right of the Company or any subsidiary thereof to retire, request the resignation of or discharge the Optionee, or to lay off or require a leave of absence of the Optionee, with or without pay, at any time, with or without cause. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Shares subject to the Option until the Option shall have been duly exercised to purchase such Shares in accordance with the provisions of this Agreement.

                  3. The Option shall be exercisable during the Optionee's lifetime only by the Optionee or, if permissible under applicable law, by his or her guardian or legal representative, and after the Optionee's death only by the person or entity entitled to do so under the Optionee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise in the form of Annex I hereto (the "Exercise Notice"), which notice shall specify the number of Shares to be purchased and the aggregate exercise price for such Shares, together with payment in full of such aggregate exercise price in cash or by check payable to the Company;

                  4. The Option shall not be assignable, alienable, saleable, or transferable by the Optionee otherwise than by will or by the laws of descent and distribution. The Option may not be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate (as defined in the Plan).

                  5. If the Company shall become obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the "Withholding Liability"), then the Optionee shall, on the date of exercise and as a condition to the issuance of the Shares subject to the Option, pay the Withholding Liability to the Company. Payment shall be by check payable to the Company; provided, however, that with the consent of the Committee, payment may instead be made by delivery to the Company of a certificate or certificates representing Shares duly endorsed or accompanied by a duly executed stock power(s), which delivery effectively transfers to the Company good and valid title

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to such Shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such Shares to be valued on the basis of the fair market value thereof on the date of such payment); provided, further, that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock. The Optionee hereby consents to the Company withholding the full amount of the Withholding Liability from any compensation or other amounts otherwise payable to the Optionee if the Optionee does not pay the Withholding Liability to the Company on the date of exercise of the Option, and the Optionee agrees that the withholding and payment of any such amount by the Company to the relevant taxing authority shall constitute full satisfaction of the Company's obligation to pay such compensation or other amounts to Optionee.

                  6. (a) If the outstanding Shares of the Company are subdivided, consolidated, increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or similar event, or if the Company shall issue Shares as a dividend or upon a stock split, then the number and kind of Shares subject to the unexercised portion of the Option and the exercise price of the Option shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder, provided, however, that any such adjustment shall be made without change in the total exercise price applicable to the unexercised portion of the option. In computing any adjustment under this paragraph, any fractional share shall be eliminated. Nothing contained in this Agreement shall be construed to affect in any way the right or power of the Company to make any adjustment, reclassification, reorganization or changes to its capital or business structure or to merge or to consolidate or to dissolve, liquidate or transfer all or any part of its business or assets.

                     (b) In the event of a Change of Control (as defined below), all outstanding and unvested portion of this Option shall vest and become exercisable immediately before the date of the Change of Control and such exercise period shall extend for the remainder of the original term of this Option without giving effect to any shorter term of this Option as a result of the termination of the Optionee's employment.

                     "Change in Control" shall mean the occurrence of any of the events described below: (i) a change, within a period of 24 months or less, in the composition of the Board of Directors of the Company, such that at any time the majority of directors who are then serving were not serving at the beginning of such period, unless at such date of determination, such directors were nominated upon the recommendation of a majority of the Board of Directors who were directors at the beginning of such period; (ii) any "person" (as such term is defined in Section 3(a)(9) and 13(d)(3) of the Exchange Act), other than the Optionee, or any group of which the Optionee is a member (within the meaning of Rule 13d-1(f) of the Rules and Regulations promulgated under the Exchange Act), or an "Affiliate" or "Associate" (as such terms are defined in Rule 405 of the Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act")) thereof, becomes a beneficial owner (as defined in
Section 13(d)(3) of the Exchange Act), directly or indirectly, of (x) securities of the Company representing thirty percent (30%) or more of the Company's then outstanding securities having the right to vote for the election of directors or
(y) all or substantially all

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of the assets of the Company; (iii) commencement (within the meaning of Rule
14d-2 of the Rules and Regulations promulgated under the 1934 Act) of a "tender offer" for capital stock of the Company subject to Section 14(d)(2) of the 1934 Act by any "person" (as defined above) other than the Company or any group of which the Optionee is a member; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the same or disposition by the Company of all or substantially all of the Company's assets.

                     "Constructive Dismissal by Employer" shall occur if the Company demotes Optionee from his or her present position; changes Optionee's title or reporting relationship which results in a diminution of the position, duties, authority or responsibility of Optionee; significantly reduces Optionee's duties; materially decreases Optionees' benefits or compensation by 10% or greater; significantly increases Optionee's duties or responsibilities without a corresponding change of title or increase in compensation; or relocates Optionee to a location outside of the community where Optionee is employed as of the date of the Change in Control.

                  7. The Company has been authorized by the Committee to, and the Company, in its discretion, may, establish procedures whereby the Optionee, to the extent permitted by and subject to the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state or local tax and securities laws, can exercise the Option, or a portion thereof, without making a direct payment of the exercise price thereof to the Company. If the Company so elects to establish such a cashless exercise program, the Company shall determine, in its discretion and from time to time, such administrative procedures and policies as it deems appropriate. Such procedures and policies shall be binding on the Optionee should he elect to utilize the cashless exercise program.

                  8. Anything in this Agreement to the contrary notwithstanding, in no event may the Option be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing, registration or qualification of any Shares otherwise deliverable upon such exercise, upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities is necessary or desirable in connection with such exercise. In such event, such exercise shall be held in abeyance and shall not be effective unless and until such withholding, listing, registration, qualification or approval shall have been affected or obtained free of any conditions not acceptable to the Company.

                  9. Unless the issuance of the Shares upon exercise of the Option has been registered under the Securities Act, the Committee may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option representations, warranties and agreements, at the time of any such exercise, to the effect that the Shares are being purchased for investment only and without any present intention to sell or otherwise distribute such Shares and that

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the Shares will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder. The certificate issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

                  10. Employees of the Company desiring to effect a broker cashless exercise must use the Company's existing stock broker when exercising Options issued under this Agreement.

                  11. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia, without reference to principles regarding conflicts of law. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, as the case may be.

                  IN WITNESS WHEREOF, the parties have witnessed this Agreement to be duly executed and delivered as of the date first above written.



                              SEROLOGICALS CORPORATION



                             By:
--------------------            ----------------------
Optionee                         President/CEO


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                                   SCHEDULE A

Name of Optionee:

Date of Grant:

Option Exercise Price:

Market Price on Date of Grant:

Number of Shares subject to Option:

Type of Option:

Date of Expiration:

Terms of Exercisability:

Number of Shares          Exercisable On                   Exercisable Until
                             Or After                      (Expiration Date)



Other Exercisability Features:





                                            SEROLOGICALS CORPORATION

                                            By:
                                               --------------------------------

                                            Optionee:

                                            -----------------------------------

                                            Date:
                                                 ------------------------------


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                                     ANNEX I

                          FORM OF ELECTION TO EXERCISE
                        (To be executed upon exercise of Option).

                  The undersigned hereby elects to exercise the right pursuant to that certain Option Agreement dated as of ________________ by and between Serologicals Corporation and __________________________ (the "Option Agreement"), to purchase _____ shares of common stock, $.01 par value (the "Shares").

Choose one of the following options:

_____      (i)    Payment for the Shares in the amount of $_______________ is enclosed. The undersigned requests that certificates for the Shares be registered in the name of the undersigned.

_____      (ii)   Cashless Exercise/Same Day Sale (Appropriate broker forms must be completed; forms may be obtained from the Human Resources
                  Department).

Dated:
---------------------------         -----------------------------
                                    Optionee

                                    ------------------------------
                                    Social Security Number
Administrator Use Only
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Date of Grant:
                        -------------------------------------------------------

Market Price on Date of Grant:
                        -------------------------------------------------------

Market Price on Date of Exercise:
                        -------------------------------------------------------

Number of shares:
                        -------------------------------------------------------

Type of Option:
                        -------------------------------------------------------

Number of Options Currently Vested:
                        -------------------------------------------------------

Expiration Date:
                        -------------------------------------------------------

Withholding Tax:
                        -------------------------------------------------------


-------------------------------------      ------------------------------------
Stock Option Administrator      Date       Vice President, Finance     Date